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                                                                    Exhibit 10.8



                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment") is made as of this 2nd day of February, 2002 by and among

         Fleet Retail Finance Inc. f/k/a BankBoston Retail Finance Inc. (the "Agent"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts) for the Lenders party to the Agreement (defined below), and

         The Lenders party to the Agreement (defined below), and

         Aeropostale, Inc., f/k/a MSS Delaware, Inc. (the "Borrower"), a Delaware corporation with its principal executive offices at 35 Continental Drive, Wayne, New Jersey 07470 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on July 31, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Borrower has formed a Subsidiary known as Aeropostale West, Inc. ("AWI"), a Delaware corporation; and

         WHEREAS, pursuant to the terms and conditions of the Agreement, among other things, in connection with the formation of any new Subsidiary, such Subsidiary is required to guaranty the Liabilities of the Borrower and grant to the Agent, for the ratable benefit of the Lenders, a security interest in all of such Subsidiary's assets; and

         WHEREAS, in connection with the formation of AWI, the Agent, the Lenders, and the Borrower desire to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

                  (a)      by inserting the following new definitions:

                           (i) "AWI": Aeropostale West, Inc., a Delaware corporation with an address of 35 Continental Drive, Wayne, New Jersey 07470, a wholly owned Subsidiary of the Borrower.

                           (ii) "CONSOLIDATED": With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.


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                  (b)      the definition of "ACCEPTABLE ACCOUNTS" is hereby
                           amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (c) the definition of "ACCEPTABLE BLANK STOCK INVENTORY" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (d) the definition of "ACCEPTABLE L/C INVENTORY" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (e) the definition of "ACCEPTABLE IN-TRANSIT INVENTORY" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead, and provided, however that the "Maximum Percentage" referred to therein shall be on a aggregate basis as to the Borrower and AWI.

                  (f) the definition of "ACCEPTABLE INVENTORY" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (g) the definition of "DDA" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (h) the definition of "EBITDA" is hereby deleted in its entirety, and the following substituted in its stead:

                           "EBITDA": With respect to any fiscal period of the Borrower and its Subsidiaries on a Consolidated basis, the earnings before interest, income taxes, B/S Management Fees, depreciation, and amortization, each as determined in accordance with GAAP.

                  (i) the definition of "GENERAL INTANGIBLES" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (j) the definition of "INTEREST EXPENSE" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead.

                  (k) the definition of "MATERIAL ADVERSE CHANGE" is hereby deleted in its entirety, and the following substituted in its stead:

                           "MATERIAL ADVERSE EFFECT": A material adverse effect upon (i) the Borrower's and AWI's respective business, properties, operations or financial affairs, taken as a whole, or (ii) the Collateral, taken as a whole, or (iii) the ability of the Borrower or AWI to perform its obligations under this Agreement and the other Loan Documents,


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                           taken as a whole, or (iv) the validity,
                           enforceability, perfection or priority of this Agreement or the other Loan Documents or of the rights and remedies of the Agent or any Lender under any Loan Document, taken as a whole.

                  (l) the definition of "RECEIVABLES COLLATERAL" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead

                  (m) the definition of "TRUST DEPOSIT ACCOUNTS" is hereby amended by deleting the references to the term "Borrower" therein and substituting "Borrower and AWI" in their stead

         3. Amendment to Article 4 The provisions of Section 4-5(a)(i) are hereby deleted in their entirety, and the following substituted in their stead:

                           (i)      35 Continental Drive, Wayne, New Jersey
                                    07470

         4. Concerning Articles 4,5, 6 and 7. To induce each Lender to continue to provide financial accommodations to and for the account of the Borrower, and to induce the Agent and the Lenders to enter into this Fourth Amendment, the Borrower hereby acknowledges and agrees that each of the representations and warranties made by the Borrower to the Agent and the Lenders set forth in Article 4 of the Loan Agreement shall also be deemed to have been made by AWI as well, and the Borrower acknowledges and agrees that AWI is bound by, and shall at all times comply with, the provisions of Articles 5, 6 and 7 of the Loan Agreement as if AWI were the Borrower thereunder. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that Capital Expenditures shall be calculated on a Consolidated basis for purposes of calculating Capital Expenditures pursuant to paragraph 2 of Exhibit 5-2(a).

         5. Amendment to Exhibits. Exhibit 4-2 is hereby amended by adding the following thereto:

                           Aeropostale West, Inc., a Delaware corporation

         6. Consent and Waiver. The Agent and the Lenders hereby consent to the organization of the AWI and the Borrower's and AWI's entering into the Agreements set forth on Schedule 1 (items 11 through and including 15) and waive any Event of Default arising therefrom under Section 4-18(f) of the Agreement. This consent and waiver relates only to the organization of AWI and is not intended to modify or waive the provisions of Section 4-18(f) with respect to any other transaction nor is it intended to modify or waive any other provision of the Agreement or any other Loan Document.

         7. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and hereby represents that no Events of Default exist under the Loan Documents. The Borrower further ratifies and confirms that any and all Collateral previously granted to the Agent continues to secure the existing Liabilities as well as the Liabilities as amended


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                  hereby, and any future Liabilities. Except as set forth on
                  Schedule A hereto, there have been no changes to the Exhibits to the Agreement and the other Loan Documents.

         8. Conditions to Effectiveness. This Fourth Amendment shall be become effective upon the satisfaction of the following conditions precedent:

                  (a) This Fourth Amendment shall have been duly executed and delivered by each of the Borrower, the Lenders and the Agent and shall be in full force and effect. The Agent shall have received a fully executed copy of this Amendment. Further, AWI and the Borrower shall have provided the Agent with the additional documents set forth in Schedule 1 annexed hereto and incorporated herein by reference.

                  (b) All proceedings in connection with the transactions contemplated by this Fourth Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request. Further, the Borrower shall have delivered to the Agent such additional documents which the Lender may reasonably request.

                  (c) The Borrower shall have paid all reasonable costs and expenses of the Agent including, without limitation, all attorneys' fees and expenses incurred by the Agent in connection with the Agreement, the Loan Documents, and the preparation, negotiation and execution of this Fourth Amendment.

         9.       Miscellaneous.

                           (a) This Fourth Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Fourth Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

                           (e) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in


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                  connection with this Fourth Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Fourth Amendment.

                           (f) The Borrower acknowledges and agrees that the
                  Borrower does not have any claims, counterclaims, offsets, or defenses against any Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.


                  [remainder of page left intentionally blank]



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         IN WITNESS WHEREOF, the parties have hereunto caused this Fourth
Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                        AEROPOSTALE, INC.
                                                      ("Borrower")

                                        By: /s/ Michael J. Cunningham
                                           ------------------------------------

                                        Name: Michael J. Cunningham
                                             ----------------------------------

                                        Title: Senior VP, CFO
                                              ---------------------------------


                                        FLEET RETAIL FINANCE INC.
                                                      ("Agent")


                                        By: /s/ Timothy R. Tobin
                                           ------------------------------------

                                        Name: Timothy R. Tobin
                                             ----------------------------------

                                        Title: Director
                                              ---------------------------------


                                                     The "Lenders"

                                        FLEET RETAIL FINANCE INC.


                                        By: /s/ Timothy R. Tobin
                                           ------------------------------------

                                        Name: Timothy R. Tobin
                                             ----------------------------------

                                        Title: Director
                                              ---------------------------------


                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION


                                        By: /s/ Dan Bruno
                                           ------------------------------------

                                        Name: Dan Bruno
                                             ----------------------------------

                                        Title: A.U.P.
                                              ---------------------------------



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                                   Schedule A
                             Amendments to Exhibits



                                   EXHIBIT 4-2

                                Related Entities

                 Aeropostale West, Inc., a Delaware corporation



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                                   Schedule 1

1. Certificate of Legal Existence and Good Standing for AWI from Delaware Secretary of State

2.       Certificates of Foreign Qualification for AWI from:

         a. Arizona Secretary of State
         b. California Secretary of State

3.       Officers' Certificate for AWI with copies of:

         a.       Certificate of Incorporation
         b.       By-Laws
         c.       Resolutions

4.       Guaranty by AWI

5.       Security Agreement by AWI

6.       Trademark Security Agreement by AWI

7.       Financing Statement from AWI

         a.       Secretary of State of Delaware

8.       Stock Pledge from Aeropostale Inc. of all of stock of AWI

         a.       Stock Certificate
         b.       Stock Power

9.       Opinion of Counsel To AWI

10.      Insurance Certificates

11.      Sublicense Agreement between Aeropostale, Inc. and AWI

12.      Promissory Note from Aeropostale, Inc. in favor of AWI

13.      Purchase and Sale Agreement between Aeropostale, Inc. and AWI

14.      Management Services Agreement between Aeropostale, Inc. and AWI

15.      Contribution and License Agreement between Aeropostale, Inc. and AWI




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